Fidelity®

Contrafund®

Annual Report

December 31, 2002(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

U.S. Treasuries proved to be one of the best-performing investments of 2002, gaining nearly 12% for the year according to the Lehman Brothers® Treasury Index. In fact, all categories of investment-grade bonds finished the year in the plus column. Stocks, on the other hand, declined for the third consecutive year, but a strong fourth quarter left many equity investors hopeful of better things to come in 2003.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® Contrafund®	-9.63%	21.10%	197.19%
Fidelity Contrafund (incl. 3.00% sales charge)	-12.34%	17.47%	188.27%
S&P 500 ®	-22.10%	-2.90%	144.31%
Growth Funds Average	-24.97%	-6.87%	107.91%
Multi-Cap Growth Funds Average	-29.92%	-8.15%	103.15%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index (S&P 500®) - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Contrafund	-9.63%	3.90%	11.51%
Fidelity Contrafund (incl. 3.00% sales charge)	-12.34%	3.27%	11.17%
S&P 500	-22.10%	-0.59%	9.34%
Growth Funds Average	-24.97%	-1.85%	7.08%
Multi-Cap Growth Funds Average	-29.92%	-2.27%	6.74%

Annual Report

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Contrafund® on December 31, 1992, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500 Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Three years into the new millennium and major U.S. equity indexes still have yet to generate a positive return. The current three-year losing streak is the first of its kind since 1939-41, and only once in market history have U.S. stocks dropped in four consecutive years. Turning to more recent performance, the large-cap oriented Standard & Poor's 500SM Index dropped 22.10% during the 12-month period ending December 31, 2002, while continued weakness in the technology and telecommunications sectors contributed to the 31.27% dive of the NASDAQ Composite® Index. The Dow Jones Industrial AverageSM - with only four of its 30 component stocks of a tech-related nature - managed a relatively better but still negative 14.99% decline. Much of 2002's weak performance, as well as the overall three-year skid, can be traced back to the nine-year winning streak in the 1990s. During that time, valuations became grossly inflated and, in 2002, we learned that a number of companies were practicing creative accounting to prop up their reported earnings. Further, the peace dividend that Wall Street enjoyed in the ´90s disappeared in '02, as fears of another war with Iraq and worries about further terrorist incidents weighed heavily on investor psyche. On a more upbeat note, a solid fourth quarter rally spurred hopes for a recovery in 2003.

(Portfolio Manager photograph)
An interview with Will Danoff, Portfolio Manager of Fidelity Contrafund

Q. How did the fund perform, Will?

A. The fund did well relative to its benchmarks. For the 12 months that ended December 31, 2002, the fund returned -9.63%. This topped both the Standard & Poor's 500 Index, which fell 22.10%, and the growth funds average, which fell 24.97% according to Lipper Inc.

Q. What factors helped the fund's performance?

A. Avoiding the big problem stocks during this difficult period was just as important as owning the best-performing ones. We were able to steer clear of some of the high-profile disappointments, such as Home Depot and AOL Time Warner, both of which fell by more than 50% due to poor earnings growth. The fund mostly avoided companies that had alleged accounting irregularities as well, including WorldCom. Our minimal exposure to the technology and telecommunications sectors, both of which fell by 30% in 2002, also benefited relative performance. We averaged a combined 5% weighting in these groups during the period, versus a 20% combined average weighting for the S&P 500.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Health care and consumer staples stocks were well-represented within the fund. What did you like?

A. Earnings growth drives stock performance, and I anticipated early in the period that earnings growth would be disappointing throughout the market, particularly in aggressive areas such as tech and telecom. Therefore, I set my sights on companies that I felt offered steady and predictable earnings growth, and found some options in these groups. Within health care, I was especially attracted to hospital and health management organizations. An aging population spurred demand for these types of companies, and in the case of UnitedHealth Group - one of our largest positions - excellent pricing, tight cost controls and outstanding free cash flow led to strong performance. We also held sizable positions in stocks such as Avon and Colgate-Palmolive within the consumer staples area. These companies performed well due to their excellent brands, understandable products and business models, and good growth prospects.

Q. The fund realized nice gains from both its defense and gold stocks. Can you elaborate?

A. Most of my defense strategy revolved around Lockheed Martin, which was our largest position and our best performer over the past 12 months. Under new management, Lockheed improved operating performance, cut costs and sold off poorly performing divisions. The company also won the massive, multi-year Joint Strike fighter plane contract in late 2001. Additionally, gold stocks fared well in 2002, as prices rose due to favorable supply and demand conditions. Newmont Mining, a top-20 position, benefited from these trends and contributed meaningfully to performance.

Q. Which stocks hurt performance?

A. I was caught off-guard by the implosions of both Tenet Healthcare and Elan, an Irish biotechnology company. Both stocks fell sharply due to accounting issues. Another disappointment was Automatic Data Processing, or ADP, which fell in value after announcing that it would fail to deliver the double-digit quarterly earnings growth it had sustained for 40-plus years. These mistakes will make me a better investor. The fund did not own Elan or ADP at the end of the period.

Q. What's your outlook, Will?

A. I'm very concerned about the high levels of debt at the consumer, corporate and federal government levels. Holiday spending was stagnant this year in part because consumers have piled up too much debt. I'm also concerned about the effect of the continued emergence of China as the world's leading and low-cost manufacturer. Because U.S. manufacturing is no longer competitive with foreign alternatives, especially in China, efforts to stimulate the U.S. economy are being offset by the fact that incremental demand for goods is being met more by exporters than by our domestic businesses. China's emergence as a low-cost provider has put deflationary pressure on American companies, which has made earnings growth difficult. Despite these concerns, the fund will continue to seek companies that I feel can sustain good earnings growth in a slower-growing, more competitive business world.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital appreciation by investing in companies whose value is not fully recognized by the public

Fund number: 022

Trading symbol: FCNTX

Start date: May 17, 1967

Size: as of December 31, 2002, more than $27.5 billion

Manager: Will Danoff, since 1990; manager, VIP II: Contrafund, since 1995; Fidelity Select Retailing Portfolio, 1986-1990; joined Fidelity in 1986

3

Will Danoff talks about initial public offerings in 2002:

"In the aftermath of the bursting of the technology bubble - and in the third year of equity market declines - the IPO market was surprisingly lucrative in 2002. The fund took a contrarian approach to IPOs and actively sought them out as opportunities to find new, potentially fast-growing companies at a time when many investors were retreating due to heavy losses.

"Three of the larger IPOs we invested in during 2002 were Leapfrog Enterprises, which makes educational toys, JetBlue Airways - which offers discounted air travel - and Montpelier Re Holdings, which provides specialty property reinsurance. While each of these companies compete in very different fields, they did share some of the common attributes I seek in my investments, including smart, motivated management, innovative and differentiated products, and healthy profits and returns. I hope I've invested early in some good growth stories, and that the fund's shareholders will benefit accordingly. Over the years, I've also realized a valuable offshoot of buying IPOs. As I learn more and more about some of the younger, faster-growing companies in an industry, it gives me a better perspective of the competitive positioning and growth prospects of the larger, more mature sector leaders."

Annual Report

Investment Changes

Top Ten Stocks as of December 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Lockheed Martin Corp.	3.8	3.3
Colgate-Palmolive Co.	3.2	2.6
Berkshire Hathaway, Inc. Class A	3.1	2.3
3M Co.	3.1	2.2
Avon Products, Inc.	2.5	2.1
UnitedHealth Group, Inc.	2.2	1.6
EnCana Corp.	2.1	1.9
Fifth Third Bancorp	1.6	1.4
American International Group, Inc.	1.5	1.2
Johnson & Johnson	1.5	1.8
	24.6
Top Five Market Sectors as of December 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.8	16.3
Consumer Discretionary	15.8	13.1
Health Care	15.3	16.8
Industrials	13.6	13.6
Consumer Staples	13.6	15.3
Asset Allocation (% of fund's net assets)
As of December 31, 2002 *		As of June 30, 2002 **
	Stocks 90.3%		Stocks 90.7%
	Bonds 0.2%		Bonds 0.3%
	Convertible Securities 0.5%		Convertible Securities 0.3%
	Other Investments 0.1%		Other Investments 0.0%
	Short-Term Investments and Net Other Assets 8.9%		Short-Term Investments and Net Other Assets 8.7%
* Foreign investments	19.5%	** Foreign investments	21.1%

Annual Report

Showing Percentage of Net Assets

Investments December 31, 2002

Common Stocks - 90.3%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 15.8%
Auto Components - 0.1%
Gentex Corp. (a)	1,069,800	$ 33,848
Automobiles - 1.8%
Harley-Davidson, Inc.	1,501,120	69,352
Honda Motor Co. Ltd.	3,278,600	118,423
Nissan Motor Co. Ltd.	15,238,100	118,805
Toyota Motor Corp.	7,437,600	197,096
		503,676
Hotels, Restaurants & Leisure - 2.2%
Brinker International, Inc. (a)	477,500	15,399
California Pizza Kitchen, Inc. (a)	405,700	10,224
CBRL Group, Inc.	159,300	4,800
Darden Restaurants, Inc.	3,543,700	72,469
Four Seasons Hotels, Inc.	100	3
Harrah's Entertainment, Inc. (a)	2,150,900	85,176
Hilton Group PLC	7,414,800	19,947
International Game Technology (a)	589,800	44,778
MGM Mirage, Inc. (a)	3,058,100	100,826
P.F. Chang's China Bistro, Inc. (a)(c)	2,097,650	76,145
Panera Bread Co. Class A (a)	254,000	8,842
Rank Group PLC	5,641,200	24,218
Rare Hospitality International, Inc. (a)	63,000	1,740
Red Robin Gourmet Burgers, Inc.	36,000	459
Sonic Corp. (a)	242,200	4,963
Stanley Leisure PLC	1,068,112	6,736
Starbucks Corp. (a)	984,000	20,054
Starwood Hotels & Resorts Worldwide, Inc. unit	90,400	2,146
The Cheesecake Factory, Inc. (a)	1,022,100	36,949
Wendy's International, Inc.	1,461,200	39,555
William Hill PLC	8,254,300	30,184
Wynn Resorts Ltd.	100	1
		605,614
Household Durables - 1.2%
D.R. Horton, Inc.	6,121,203	106,203
Fortune Brands, Inc.	1,021,700	47,519
Garmin Ltd. (a)	714,741	20,942
Harman International Industries, Inc.	1,417,200	84,323
Mohawk Industries, Inc. (a)	1,360,400	77,475
		336,462
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Internet & Catalog Retail - 1.1%
eBay, Inc. (a)	1,100,600	$ 74,643
FTD, Inc. Class A (a)	2,400	38
Overstock.com, Inc.	389,900	5,069
Ticketmaster Class B (a)	924,900	19,626
USA Interactive (a)	9,139,500	209,477
		308,853
Leisure Equipment & Products - 0.4%
Leapfrog Enterprises, Inc. Class A	561,800	14,129
Mattel, Inc.	5,283,500	101,179
		115,308
Media - 2.5%
Comcast Corp.:
Class A (a)	2,555	60
Class A (special) (a)	927,200	20,945
Cox Communications, Inc. Class A (a)	128,200	3,641
E.W. Scripps Co. Class A	1,163,600	89,539
Entercom Communications Corp. Class A (a)	49,500	2,323
Fox Entertainment Group, Inc. Class A (a)	2,409,200	62,471
Gannett Co., Inc.	118,000	8,472
Getty Images, Inc. (a)	219,000	6,690
LIN TV Corp. Class A	805,200	19,607
McGraw-Hill Companies, Inc.	393,800	23,801
Meredith Corp.	372,300	15,305
Pearson PLC sponsored ADR	826,100	7,724
Pixar (a)	847,500	44,909
Reader's Digest Association, Inc. (non-vtg.)	217,500	3,284
Reed Elsevier PLC	2,366,800	20,283
The McClatchy Co. Class A	60,300	3,421
The New York Times Co. Class A	362,400	16,573
Tribune Co.	636,000	28,913
Viacom, Inc. Class B (non-vtg.) (a)	5,036,167	205,274
Washington Post Co. Class B	80,400	59,335
Westwood One, Inc. (a)	794,900	29,697
		672,267
Multiline Retail - 0.8%
99 Cents Only Stores (a)(c)	3,746,633	100,635
Costco Wholesale Corp. (a)	587,200	16,477
JCPenney Co., Inc.	2,686,600	61,819
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Kohl's Corp. (a)	25,900	$ 1,449
Marks & Spencer Group PLC	7,853,000	39,849
		220,229
Specialty Retail - 4.9%
Advance Auto Parts, Inc. (a)	1,178,900	57,648
Aeropostale, Inc.	172,600	1,824
AutoZone, Inc. (a)	3,290,160	232,450
Bed Bath & Beyond, Inc. (a)	4,625,400	159,715
Chico's FAS, Inc. (a)	1,271,000	24,035
Hennes & Mauritz AB (H&M) (B Shares)	844,200	16,336
Hot Topic, Inc. (a)	550,800	12,602
Inditex SA	582,400	13,764
Lowe's Companies, Inc.	6,670,200	250,133
Michaels Stores, Inc. (a)	1,403,000	43,914
Pacific Sunwear of California, Inc. (a)	592,200	10,476
PETCO Animal Supplies, Inc.	2,027,000	47,511
PETsMART, Inc. (a)	4,523,000	77,479
Pier 1 Imports, Inc.	1,802,600	34,123
Ross Stores, Inc.	1,313,900	55,696
Talbots, Inc.	78,600	2,164
TJX Companies, Inc.	8,286,500	161,752
Too, Inc. (a)	858,600	20,194
Urban Outfitters, Inc. (a)	745,200	17,564
Weight Watchers International, Inc. (a)	1,879,600	86,405
Williams-Sonoma, Inc. (a)	761,100	20,664
		1,346,449
Textiles Apparel & Luxury Goods - 0.8%
Burberry Ltd.	9,195,043	33,254
Coach, Inc. (a)	2,392,538	78,762
Fossil, Inc. (a)	178,900	3,639
Liz Claiborne, Inc.	1,897,500	56,261
Puma AG	339,799	23,200
Reebok International Ltd. (a)	332,000	9,761
		204,877
TOTAL CONSUMER DISCRETIONARY		4,347,583
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - 13.6%
Beverages - 2.7%
Anheuser-Busch Companies, Inc.	3,750,600	$ 181,529
Diageo PLC	10,963,877	119,217
Molson, Inc. Class A	2,377,185	50,574
Pepsi Bottling Group, Inc.	2,568,900	66,021
PepsiCo, Inc.	7,661,290	323,460
		740,801
Food & Drug Retailing - 2.1%
George Weston Ltd.	1,021,200	58,617
J. Sainsbury PLC	8,884,705	39,896
Loblaw Companies Ltd.	708,530	24,113
Safeway PLC	2,479,386	8,517
Sysco Corp.	4,618,700	137,591
Tesco PLC	18,191,800	56,852
Walgreen Co.	157,500	4,597
Whole Foods Market, Inc. (a)(c)	3,938,000	207,651
William Morrison Supermarkets PLC	7,440,735	25,890
Winn-Dixie Stores, Inc.	657,400	10,045
		573,769
Food Products - 2.1%
American Italian Pasta Co. Class A (a)	523,200	18,825
Bunge Ltd.	72,700	1,749
Cadbury Schweppes PLC	7,937,566	49,484
Del Monte Foods Co. (a)	104,236	803
H.J. Heinz Co.	233,400	7,672
Hershey Foods Corp.	1,828,700	123,328
Kraft Foods, Inc. Class A	6,738,730	262,339
Nestle SA (Reg.)	194,246	41,197
Saputo, Inc.	786,700	12,434
Sara Lee Corp.	353,700	7,962
The J.M. Smucker Co.	133,164	5,301
Wm. Wrigley Jr. Co.	860,500	47,224
		578,318
Household Products - 3.3%
Colgate-Palmolive Co.	17,005,100	891,577
Procter & Gamble Co.	235,800	20,265
		911,842
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Personal Products - 3.4%
Avon Products, Inc. (c)	12,738,422	$ 686,219
Gillette Co.	8,286,100	251,566
		937,785
TOTAL CONSUMER STAPLES		3,742,515
ENERGY - 4.7%
Energy Equipment & Services - 0.4%
Baker Hughes, Inc.	582,200	18,741
Carbo Ceramics, Inc.	98,800	3,330
ENSCO International, Inc.	435,300	12,820
Schlumberger Ltd. (NY Shares)	864,800	36,399
Smith International, Inc. (a)	1,392,900	45,436
Willbros Group, Inc. (a)	922,800	7,585
		124,311
Oil & Gas - 4.3%
Apache Corp.	678,300	38,656
BP PLC sponsored ADR	4,760,266	193,505
EnCana Corp.	18,784,424	582,779
EOG Resources, Inc.	251,800	10,052
Exxon Mobil Corp.	1,509,064	52,727
Murphy Oil Corp.	1,529,800	65,552
Niko Resources Ltd.	7,900	130
Noble Energy, Inc.	464,500	17,442
Petro-Canada	334,600	10,409
Pogo Producing Co.	535,900	19,962
Premcor, Inc.	818,400	18,193
Suncor Energy, Inc.	3,642,080	57,215
Talisman Energy, Inc.	788,830	28,522
Thunder Energy, Inc. (a)	162,300	568
TotalFinaElf SA sponsored ADR	980,700	70,120
Valero Energy Corp.	7,900	292
XTO Energy, Inc.	271,800	6,713
		1,172,837
TOTAL ENERGY		1,297,148
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - 17.6%
Banks - 5.6%
Allied Irish Banks PLC	1,182,100	$ 16,233
Australia & New Zealand Banking Group Ltd.	2,484,939	24,193
Bank of America Corp.	746,500	51,934
Bank of Ireland	7,334,553	75,388
Bank One Corp.	1,862,400	68,071
Commerce Bancorp, Inc., New Jersey	3,355,718	144,933
Danske Bank AS	258,300	4,273
Fifth Third Bancorp	7,648,450	447,817
First BanCorp Puerto Rico	19,800	447
First Community Bancorp, California	94,800	3,122
Golden West Financial Corp., Delaware	2,891,100	207,610
Lloyds TSB Group PLC	78,500	564
M&T Bank Corp.	1,361,600	108,043
National Australia Bank Ltd.	945,000	16,837
NetBank, Inc. (a)	30,600	296
North Fork Bancorp, Inc. New York	2,736,700	92,336
Popular, Inc.	324,200	10,958
Royal Bank of Scotland Group PLC	8,391,070	201,136
SouthTrust Corp.	2,670,000	66,350
Texas Regional Bancshares, Inc. Class A	43,400	1,542
W Holding Co., Inc.	786,500	12,906
Wells Fargo & Co.	78,700	3,689
		1,558,678
Diversified Financials - 2.4%
Bear Stearns Companies, Inc.	36,900	2,192
Doral Financial Corp.	1,992,500	56,986
Fannie Mae	1,385,315	89,117
MBNA Corp.	314,950	5,990
Merrill Lynch & Co., Inc.	2,408,400	91,399
Moody's Corp.	2,748,800	113,498
SLM Corp.	2,853,600	296,375
		655,557
Insurance - 9.5%
ACE Ltd.	1,156,600	33,935
AFLAC, Inc.	1,150,900	34,665
Allstate Corp.	3,941,700	145,803
American International Group, Inc.	7,366,826	426,171
Arch Capital Group Ltd. (a)	522,800	16,296
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
Berkshire Hathaway, Inc.:
Class A (a)	11,811	$ 859,250
Class B (a)	10,658	25,824
Brown & Brown, Inc.	273,900	8,852
Cincinnati Financial Corp.	998,100	37,479
Commerce Group, Inc., Massachusetts	22,400	840
Everest Re Group Ltd.	2,445,920	135,259
IPC Holdings Ltd. (a)	563,800	17,782
Markel Corp. (a)	140,450	28,862
MetLife, Inc.	1,831,700	49,529
Montpelier Re Holdings Ltd.	2,138,500	61,589
Ohio Casualty Corp. (a)	555,860	7,198
Old Republic International Corp.	318,300	8,912
PartnerRe Ltd.	1,532,000	79,388
Progressive Corp.	865,100	42,935
RenaissanceRe Holdings Ltd.	2,446,910	96,898
SAFECO Corp.	1,575,200	54,612
The Chubb Corp.	1,365,200	71,263
The PMI Group, Inc.	433,600	13,025
Travelers Property Casualty Corp. Class A	4,213,879	61,733
Unitrin, Inc.	486,600	14,218
USI Holdings Corp.	1,180,000	13,865
W.R. Berkley Corp.	485,200	19,219
Willis Group Holdings Ltd. (a)	4,383,000	125,661
XL Capital Ltd. Class A	1,417,400	109,494
Zenith National Insurance Corp.	373,100	8,775
		2,609,332
Real Estate - 0.1%
Duke Realty Corp.	275,848	7,020
Equity Residential (SBI)	1,253,600	30,813
		37,833
TOTAL FINANCIALS		4,861,400
HEALTH CARE - 15.3%
Biotechnology - 0.6%
Affymetrix, Inc. (a)	43,300	991
Amylin Pharmaceuticals, Inc. (a)	1,344,500	21,700
Charles River Labs International, Inc. (a)	1,079,600	41,543
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Biotechnology - continued
Genentech, Inc. (a)	99,800	$ 3,309
Gilead Sciences, Inc. (a)	1,986,500	67,541
IDEXX Laboratories, Inc. (a)	113,700	3,735
MedImmune, Inc. (a)	314,100	8,534
Neurocrine Biosciences, Inc. (a)	531,800	24,282
		171,635
Health Care Equipment & Supplies - 4.9%
Advanced Neuromodulation Systems, Inc. (a)	159,368	5,594
Alcon, Inc.	3,372,000	133,025
American Medical Systems Holdings, Inc. (a)	363,700	5,896
Bio-Rad Laboratories, Inc. Class A (a)	300,200	11,618
Biomet, Inc.	825,950	23,672
Biosite, Inc. (a)	467,500	15,904
Boston Scientific Corp. (a)	3,703,700	157,481
Centerpulse AG (Reg.) (a)	43,102	7,519
CTI Molecular Imaging, Inc.	1,970,600	48,595
Cytyc Corp. (a)	220,500	2,249
DENTSPLY International, Inc.	3,904,039	145,230
Edwards Lifesciences Corp. (a)	219,400	5,588
ICU Medical, Inc. (a)	43,400	1,619
Medtronic, Inc.	704,000	32,102
Mentor Corp.	98,300	3,785
Nobel Biocare Holding AG (Switzerland) (a)	226,713	14,589
Smith & Nephew PLC	36,871,036	226,000
St. Jude Medical, Inc. (a)	1,184,100	47,032
Steris Corp. (a)	425,500	10,318
Stryker Corp.	685,200	45,991
Varian Medical Systems, Inc. (a)	1,429,000	70,878
Zimmer Holdings, Inc. (a)	8,401,534	348,832
		1,363,517
Health Care Providers & Services - 5.8%
Accredo Health, Inc. (a)	314,550	11,088
Advisory Board Co. (a)	551,300	16,484
AMN Healthcare Services, Inc. (a)	943,400	15,953
Anthem, Inc. (a)	433,897	27,292
Caremark Rx, Inc. (a)	618,936	10,058
Covance, Inc. (a)	16,400	403
HCA, Inc.	5,397,324	223,989
Health Management Associates, Inc. Class A	9,626,510	172,315
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Inveresk Research Group, Inc.	78,700	$ 1,698
Mid Atlantic Medical Services, Inc. (a)	123,100	3,988
Odyssey Healthcare, Inc. (a)	73,400	2,547
Patterson Dental Co. (a)(c)	5,323,200	232,837
Tenet Healthcare Corp. (a)	8,481,500	139,097
UnitedHealth Group, Inc.	7,245,600	605,008
WebMD Corp. (a)	5,381,200	46,009
Wellpoint Health Networks, Inc. (a)	1,192,188	84,836
		1,593,602
Pharmaceuticals - 4.0%
Altana AG	139,061	6,351
Aventis SA (France)	617,200	33,446
Barr Laboratories, Inc. (a)	106,400	6,926
Biovail Corp. (a)	393,710	10,534
Eli Lilly & Co.	27,500	1,746
Forest Laboratories, Inc. (a)	474,300	46,586
InterMune, Inc. (a)	73,000	1,862
Johnson & Johnson	7,833,350	420,729
King Pharmaceuticals, Inc. (a)	157,100	2,701
Merck & Co., Inc.	2,011,900	113,894
Novo-Nordisk AS Series B	581,200	16,806
Pfizer, Inc.	9,735,335	297,609
Schering AG	278,709	12,129
Schering-Plough Corp.	533,000	11,833
Teva Pharmaceutical Industries Ltd. sponsored ADR	2,668,600	103,035
Wyeth	128,100	4,791
		1,090,978
TOTAL HEALTH CARE		4,219,732
INDUSTRIALS - 13.6%
Aerospace & Defense - 3.9%
Lockheed Martin Corp.	18,095,600	1,045,024
MTC Technologies, Inc.	248,000	6,274
United Defense Industries, Inc.	148,500	3,460
Veridian Corp.	1,348,500	28,777
		1,083,535
Air Freight & Logistics - 0.9%
C.H. Robinson Worldwide, Inc. (c)	4,501,752	140,455
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Air Freight & Logistics - continued
CNF, Inc.	206,400	$ 6,861
Expeditors International of Washington, Inc.	49,900	1,629
United Parcel Service, Inc. Class B	1,359,800	85,776
UTI Worldwide, Inc.	74,500	1,956
		236,677
Airlines - 1.4%
JetBlue Airways Corp.	2,901,612	78,344
Ryanair Holdings PLC:
warrants (UBS Warrant Programme) 2/25/04 (a)	726,300	5,147
sponsored ADR (a)	7,721,100	302,358
Southwest Airlines Co.	458,430	6,372
		392,221
Building Products - 0.1%
American Standard Companies, Inc. (a)	196,500	13,979
Commercial Services & Supplies - 2.5%
Apollo Group, Inc. Class A (a)	2,255,900	99,260
Aramark Corp. Class B	1,136,100	26,698
Avery Dennison Corp.	711,000	43,428
Brambles Industries Ltd.	1,829,509	4,825
Cintas Corp.	82,200	3,761
Corinthian Colleges, Inc. (a)	1,964,267	74,367
Corporate Executive Board Co. (a)	87,074	2,779
Dun & Bradstreet Corp. (a)	189,500	6,536
Education Management Corp. (a)	157,600	5,926
First Data Corp.	9,429,200	333,888
H&R Block, Inc.	1,494,800	60,091
Hewitt Associates, Inc.	610,400	19,344
Ionics, Inc. (a)	157,200	3,584
		684,487
Construction & Engineering - 0.1%
Jacobs Engineering Group, Inc. (a)	1,142,566	40,675
Electrical Equipment - 0.1%
American Power Conversion Corp. (a)	1,375,400	20,837
Cooper Industries Ltd. Class A	237,500	8,657
		29,494
Industrial Conglomerates - 3.2%
3M Co.	6,935,290	855,121
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Industrial Conglomerates - continued
Tomkins PLC	5,103,200	$ 15,619
Tyco International Ltd.	412,500	7,046
		877,786
Machinery - 0.7%
AGCO Corp. (a)	234,300	5,178
Danaher Corp.	2,463,320	161,840
Deere & Co.	432,200	19,816
Donaldson Co., Inc.	82,200	2,959
PACCAR, Inc.	7,930	366
SPX Corp. (a)	110,100	4,123
		194,282
Road & Rail - 0.7%
Arkansas Best Corp. (a)	73,800	1,917
Canadian National Railway Co.	1,679,720	69,729
Canadian Pacific Railway Ltd.	218,350	4,326
Heartland Express, Inc.	1,451,745	33,261
Knight Transportation, Inc. (a)	595,150	12,498
Landstar System, Inc. (a)	76,000	4,435
Norfolk Southern Corp.	220,200	4,402
P.A.M. Transportation Services, Inc. (a)	183,803	4,634
Swift Transportation Co., Inc. (a)	3,227,939	64,617
Werner Enterprises, Inc.	231,900	4,993
		204,812
Trading Companies & Distributors - 0.0%
Fastenal Co.	59,488	2,224
MSC Industrial Direct, Inc. Class A (a)	8,300	147
		2,371
TOTAL INDUSTRIALS		3,760,319
INFORMATION TECHNOLOGY - 3.0%
Communications Equipment - 0.1%
CIENA Corp. (a)	1,570,700	8,073
Cisco Systems, Inc. (a)	78,700	1,031
Comverse Technology, Inc. (a)	103,000	1,032
Motorola, Inc.	785,000	6,790
Netscreen Technologies, Inc.	524,600	8,834
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Nokia Corp. sponsored ADR	78,500	$ 1,217
Sycamore Networks, Inc. (a)	1,406,300	4,064
		31,041
Computers & Peripherals - 0.2%
Dell Computer Corp. (a)	808,804	21,627
Lexmark International, Inc. Class A (a)	118,600	7,175
Logitech International SA (Reg.) (a)	811,531	24,231
SanDisk Corp. (a)	403,600	8,193
		61,226
Electronic Equipment & Instruments - 0.3%
Amphenol Corp. Class A (a)	16,900	642
Flir Systems, Inc. (a)(c)	1,455,600	71,033
Symbol Technologies, Inc.	610,500	5,018
Thermo Electron Corp. (a)	196,368	3,951
Waters Corp. (a)	220,700	4,807
		85,451
Internet Software & Services - 0.4%
Expedia, Inc. (a)	401,800	26,893
PEC Solutions, Inc. (a)	58,900	1,761
WebEx Communications, Inc. (a)	1,158,408	17,376
Yahoo!, Inc. (a)	4,577,200	74,837
		120,867
IT Consulting & Services - 0.3%
Affiliated Computer Services, Inc. Class A (a)	568,900	29,953
Anteon International Corp.	531,700	12,761
CACI International, Inc. Class A (a)	78,600	2,801
Cognizant Technology Solutions Corp. Class A (a)	88,700	6,407
ManTech International Corp. Class A	505,400	9,638
SRA International, Inc. Class A	486,100	13,168
		74,728
Office Electronics - 0.1%
Canon, Inc.	393,000	14,482
Zebra Technologies Corp. Class A (a)	249,500	14,296
		28,778
Semiconductor Equipment & Products - 0.6%
Linear Technology Corp.	7,900	203
Microchip Technology, Inc.	1,257,500	30,746
NVIDIA Corp. (a)	207,400	2,387
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
O2Micro International Ltd. (a)	416,400	$ 4,059
Samsung Electronics Co. Ltd.	433,000	114,634
Silicon Laboratories, Inc. (a)	6,400	122
Skyworks Solutions, Inc. (a)	393,100	3,389
STMicroelectronics NV (NY Shares)	15,300	299
		155,839
Software - 1.0%
Adobe Systems, Inc.	161,200	3,998
Agile Software Corp. (a)	114,967	890
BEA Systems, Inc. (a)	654,900	7,512
Business Objects SA sponsored ADR (a)	78,500	1,178
Cadence Design Systems, Inc. (a)	176,900	2,086
Check Point Software Technologies Ltd. (a)	698,600	9,061
Citrix Systems, Inc. (a)	1,982,800	24,428
Electronic Arts, Inc. (a)	718,147	35,742
Microsoft Corp. (a)	500,000	25,850
Network Associates, Inc. (a)	4,068,023	65,454
Symantec Corp. (a)	2,300,278	93,184
Verisity Ltd. (a)	113,800	2,169
		271,552
TOTAL INFORMATION TECHNOLOGY		829,482
MATERIALS - 6.1%
Chemicals - 0.7%
Dow Chemical Co.	471,100	13,992
Ecolab, Inc.	1,658,300	82,086
Ferro Corp.	303,000	7,402
Methanex Corp.	1,555,130	13,155
Sigma Aldrich Corp.	56,600	2,756
Syngenta AG sponsored ADR	674,900	7,775
The Scotts Co. Class A (a)	130,500	6,400
Valspar Corp.	1,145,200	50,595
		184,161
Construction Materials - 0.1%
Florida Rock Industries, Inc.	320,500	12,195
Lafarge North America, Inc.	49	2
Vulcan Materials Co.	323,400	12,128
		24,325
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Containers & Packaging - 0.1%
Ball Corp.	275,713	$ 14,114
Bemis Co., Inc.	118,000	5,856
		19,970
Metals & Mining - 5.1%
Aber Diamond Corp. (a)	1,060,000	20,731
Agnico-Eagle Mines Ltd.	1,213,000	17,999
Alcoa, Inc.	344,600	7,850
Anglo American PLC ADR	3,897,125	56,898
Anglogold Ltd. sponsored ADR	787,100	26,966
BHP Billiton PLC	1,183,811	6,326
Compania de Minas Buenaventura SA sponsored ADR	2,402,000	63,389
Echo Bay Mines Ltd. (a)	22,383,300	27,903
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	5,349,400	89,763
Glamis Gold Ltd. (a)	736,100	8,333
Gold Fields Ltd. New	9,270,500	129,693
Goldcorp, Inc. (c)	14,528,928	185,366
Harmony Gold Mining Co. Ltd.	2,914,573	49,990
Impala Platinum Holdings Ltd.	392,800	24,978
Inco Ltd. (a)	333,800	7,087
Kinross Gold Corp. (a)	3,220,900	7,928
Kumba Resources Ltd.	6,103,379	23,180
Liquidmetal Technologies	1,188,900	12,222
Meridian Gold, Inc. (a)	2,529,930	44,635
Newcrest Mining Ltd.	2,700,200	10,910
Newmont Mining Corp. Holding Co.	11,172,924	324,350
Newmont Mining Corp. Holding Co. unit	4,931,510	14,224
Nucor Corp.	16,900	698
Pechiney SA Series A	203,588	7,148
Rio Tinto PLC (Reg.)	10,352,086	206,785
SouthernEra Resources Ltd. (a)	875,700	3,659
TVX Gold, Inc. (a)	949,200	15,087
Xstrata PLC (a)	2,095,300	21,906
		1,416,004
Paper & Forest Products - 0.1%
Bowater, Inc.	78,500	3,293
Sappi Ltd.	2,781,947	37,166
		40,459
TOTAL MATERIALS		1,684,919
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.1%
AT&T Corp.	1,580	$ 41
CenturyTel, Inc.	471,500	13,853
Swisscom AG sponsored ADR	629,500	17,947
		31,841
Wireless Telecommunication Services - 0.4%
American Tower Corp. Class A (a)	40	0
Nextel Communications, Inc. Class A (a)	1,774,200	20,492
Triton PCS Holdings, Inc. Class A (a)	907,100	3,565
Vimpel Communications sponsored ADR (a)	489,100	15,656
Vodafone Group PLC sponsored ADR	3,225,400	58,444
		98,157
TOTAL TELECOMMUNICATION SERVICES		129,998
UTILITIES - 0.1%
Electric Utilities - 0.1%
DTE Energy Co.	400,700	18,592
Southern Co.	293,700	8,338
		26,930
Multi-Utilities & Unregulated Power - 0.0%
Equitable Resources, Inc.	142,400	4,990
SCANA Corp.	107,500	3,328
		8,318
TOTAL UTILITIES		35,248
TOTAL COMMON STOCKS (Cost $22,364,037)		24,908,344
Convertible Preferred Stocks - 0.1%

FINANCIALS - 0.1%
Diversified Financials - 0.0%
Xerox Capital Trust II $3.75 (d)	139,200	7,438
Insurance - 0.1%
St. Paul Companies, Inc. $4.50	425,300	28,017
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $35,150)		35,455
Convertible Bonds - 0.4%
	Principal Amount (000s)	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 0.1%
Semiconductor Equipment & Products - 0.1%
Burr-Brown Corp. 4.25% 2/15/07	$ 1,570	$ 1,576
LSI Logic Corp.:
4% 2/15/05	14,560	12,904
4% 11/1/06	26,730	21,785
		36,265
MATERIALS - 0.2%
Metals & Mining - 0.2%
Freeport-McMoRan Copper & Gold, Inc.:
8.25% 1/31/06 (d)	19,805	28,259
8.25% 1/31/06	11,600	16,552
		44,811
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10	42,440	30,506
TOTAL CONVERTIBLE BONDS (Cost $94,289)		111,582
U.S. Treasury Obligations - 0.2%

U.S. Treasury Bonds 6.875% 8/15/25 (Cost $35,197)	32,800	41,486
Floating Rate Loans - 0.1%

CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Mediacom Broadband LLC/Mediacom Broadband Corp. Tranche B term loan 4.085% 9/30/10 (e)	7,500	7,238
Floating Rate Loans - continued
	Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - 0.1%
Diversified Financials - 0.1%
Nextel Finance Co.:
Tranche B term loan 4.817% 6/30/08 (e)	$ 12,678	$ 11,664
Tranche C term loan 5.067% 12/31/08 (e)	12,678	11,664
		23,328
TOTAL FLOATING RATE LOANS (Cost $28,501)		30,566
Money Market Funds - 9.7%
	Shares
Fidelity Cash Central Fund, 1.43% (b)	2,501,170,760	2,501,171
Fidelity Securities Lending Cash Central Fund, 1.43% (b)	165,887,473	165,887
TOTAL MONEY MARKET FUNDS (Cost $2,667,058)		2,667,058
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $25,224,232)		27,794,491
NET OTHER ASSETS - (0.8)%		(208,950)
NET ASSETS - 100%		$ 27,585,541
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $35,697,000 or 0.1% of net assets.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	80.5%
United Kingdom	5.2
Canada	4.6
Bermuda	2.2
Japan	1.6
Ireland	1.5
South Africa	1.1
Others (individually less than 1%)	3.3
100.0%
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $22,457,980,000 and $25,538,484,000, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $27,453,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,708,000 for the period.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $30,566,000 or 0.1% of net assets.
Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $4,648,453,000 of which $2,382,209,000 and $2,266,244,000 will expire on December 31, 2009 and 2010, respectively.
The fund intends to elect to defer to its fiscal year ending December 31, 2003 approximately $261,201,000 of losses recognized during the period November 1, 2002 to December 31, 2002.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2002

Assets
Investment in securities, at value (including securities loaned of $159,935) (cost $25,224,232) - See accompanying schedule		$ 27,794,491
Cash		277
Foreign currency held at value (cost $ 59)		60
Receivable for investments sold		134,247
Receivable for fund shares sold		15,796
Dividends receivable		17,797
Interest receivable		6,300
Other receivables		2,338
Total assets		27,971,306

Liabilities
Payable for investments purchased	$ 66,782
Payable for fund shares redeemed	129,299
Distributions payable	17
Accrued management fee	19,502
Other payables and accrued expenses	4,278
Collateral on securities loaned, at value	165,887
Total liabilities		385,765

Net Assets		$ 27,585,541
Net Assets consist of:
Paid in capital		$ 30,037,385
Undistributed net investment income		1,718
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,024,016)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,570,454
Net Assets, for 714,575 shares outstanding		$ 27,585,541
Net Asset Value and redemption price per share ($27,585,541 ÷ 714,575 shares)		$ 38.60
Maximum offering price per share (100/97.00 of $38.60)		$ 39.79

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Operations

Amounts in thousands		Year ended December 31, 2002

Investment Income
Dividends (including $13,264 received from affiliated issuers)		$ 281,306
Interest		57,674
Security lending		2,628
Total income		341,608

Expenses
Management fee Basic fee	$ 175,391
Performance adjustment	67,875
Transfer agent fees	60,686
Accounting and security lending fees	1,632
Non-interested trustees' compensation	128
Custodian fees and expenses	2,160
Registration fees	103
Audit	138
Legal	166
Miscellaneous	746
Total expenses before reductions	309,025
Expense reductions	(10,074)	298,951
Net investment income (loss)		42,657
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $(24,740) on sales of investments in affiliated issuers)	(2,026,286)
Foreign currency transactions	1,663
Total net realized gain (loss)		(2,024,623)
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,049,658)
Assets and liabilities in foreign currencies	129
Total change in net unrealized appreciation (depreciation)		(1,049,529)
Net gain (loss)		(3,074,152)
Net increase (decrease) in net assets resulting from operations		$ (3,031,495)

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 42,657	$ 165,771
Net realized gain (loss)	(2,024,623)	(1,691,776)
Change in net unrealized appreciation (depreciation)	(1,049,529)	(3,511,995)
Net increase (decrease) in net assets resulting from operations	(3,031,495)	(5,038,000)
Distributions to shareholders from net investment income	(35,828)	(165,867)
Share transactions Net proceeds from sales of shares	3,829,700	3,359,493
Reinvestment of distributions	34,999	161,602
Cost of shares redeemed	(5,370,699)	(6,377,983)
Net increase (decrease) in net assets resulting from share transactions	(1,506,000)	(2,856,888)
Total increase (decrease) in net assets	(4,573,323)	(8,060,755)

Net Assets
Beginning of period	32,158,864	40,219,619
End of period (including undistributed net investment income of $1,718 and undistributed net investment income of $549, respectively)	$ 27,585,541	$ 32,158,864
Other Information Shares
Sold	93,144	77,021
Issued in reinvestment of distributions	913	3,759
Redeemed	(131,351)	(146,690)
Net increase (decrease)	(37,294)	(65,910)

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 42.77	$ 49.18	$ 60.02	$ 56.81	$ 46.63
Income from Investment Operations
Net investment income (loss) C	.06	.21	.26	.29	.36
Net realized and unrealized gain (loss)	(4.18)	(6.40)	(4.24)	13.42	14.34
Total from investment operations	(4.12)	(6.19)	(3.98)	13.71	14.70
Distributions from net investment income	(.05)	(.22)	(.24)	(.28)	(.30)
Distributions from net realized gain	-	-	(5.59)	(10.22)	(4.22)
Distributions in excess of net realized gain	-	-	(1.03)	-	-
Total distributions	(.05)	(.22)	(6.86)	(10.50)	(4.52)
Net asset value, end of period	$ 38.60	$ 42.77	$ 49.18	$ 60.02	$ 56.81
Total Return A, B	(9.63)%	(12.59)%	(6.80)%	25.03%	31.57%
Ratios to Average Net Assets D
Expenses before expense reductions	1.03%	.96%	.87%	.65%	.65%
Expenses net of voluntary waivers, if any	1.03%	.96%	.87%	.65%	.65%
Expenses net of all reductions	.99%	.91%	.84%	.62%	.61%
Net investment income (loss)	.14%	.49%	.45%	.48%	.70%
Supplemental Data
Net assets, end of period (in millions)	$ 27,586	$ 32,159	$ 40,220	$ 46,912	$ 38,639
Portfolio turnover rate	80%	141%	166%	177%	197%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2002

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Contrafund (the fund) is a fund of Fidelity Contrafund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 3,631,096	|
Unrealized depreciation	(1,173,286)
Net unrealized appreciation (depreciation)	2,457,810
Capital loss carryforward	(4,648,453)
Cost for federal income tax purposes	$ 25,336,681

The tax character of distributions paid during the current and prior year was as follows:

Ordinary Income	$ 35,828	$ 165,867

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged ..28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .81% of the fund's average net assets.

Sales Load. For the period, Fidelity Distributors Corporation (FDC), an affiliate of FMR, received sales charges of $1,706 on sales of shares of the fund all of which was retained.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $39,709 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $9,678 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $3 and $393, respectively.

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
99 Cents Only Stores	$ 5,330	$ -	$ -	$ 100,635
AMN Healthcare Services, Inc.	2,319	4,818	-	-
Aeropostale, Inc.	19,081	24,533	-	-
Alberta Energy Co. Ltd.	4,838	539,982	3,128	-
Avon Products, Inc.	65,711	20,230	7,445	686,219
C.H. Robinson Worldwide, Inc.	18,320	10,688	1,231	140,455
Commerce Bancorp, Inc., New Jersey	3,188	8,614	-	-
Cooper Companies, Inc.	4,046	20,976	59	-
Cross Country, Inc.	24,476	26,381	-	-
Fleming Companies, Inc.	2,697	3,982	-	-
Flir Systems, Inc.	29,704	10,591	-	71,033
Footstar, Inc.	-	17,134	-	-
Franco Nevada Mining Corp. Ltd.	27,915	76,844	-	-
Goldcorp, Inc.	29,043	10,050	1,289	185,366
Harman International Industries, Inc.	-	34,446	112	-
Logitech International SA (Reg.)	18,279	19,579	-	-
P.F. Chang's China Bistro, Inc.	25,642	16,871	-	76,145
Patterson Dental Co.	25,641	23,866	-	232,837
Swift Transportation Co., Inc.	9,764	69,824	-	-
Triton PCS Holdings, Inc. Class A	4,952	16,397	-	-
Valero Energy Corp.	-	-	-	-
Whole Foods Market, Inc.	40,681	22,751	-	207,651
TOTALS	$ 361,627	$ 978,557	$ 13,264	$ 1,700,341

Annual Report

Report of Independent Accountants

To the Trustees and Shareholders of Fidelity Contrafund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Contrafund at December 31, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Contrafund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 7, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Contrafund (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Name, Age; Principal Occupation
Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
John B. McDowell (44)

Year of Election or Appointment: 2002

Vice President of Contrafund. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

William Danoff (42)

Year of Election or Appointment: 1998

Vice President of Contrafund. Mr. Danoff is also Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Danoff managed a variety of Fidelity funds.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Contrafund. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Contrafund. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Contrafund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1986 Assistant Treasurer of Contrafund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Contrafund. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Contrafund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Contrafund. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc. Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Capital Appreciation Fund

Contrafund®

Contrafund® II

Disciplined Equity Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty ®

Fidelity Value Discovery Fund

Focused Stock Fund

Growth Company Fund

Independence Fund

Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Small Cap Independence Fund

Small Cap Stock Fund

Stock Selector

Structured Large Cap Growth Fund

Structured Large Cap Value Fund

Structured Mid Cap Growth Fund

Structured Mid Cap Value Fund

Tax Managed Stock Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

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and Account Assistance 1-800-544-6666

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